                                                                   EXHIBIT 10.15

                       SCHEDULE OF DEVELOPMENT AGREEMENTS
          WHICH ARE SUBSTANTIALLY IN THE FORM OF DEVELOPMENT AGREEMENT
                        ATTACHED AS EXHIBIT 10.14 TO THE
                               COMPANY'S FORM 10-Q
                          FOR THE PERIOD ENDING 3/31/99




                                                                                               DATE OF
FACILITY TYPE                         LOCATION                                          DEVELOPMENT AGREEMENT
-------------                        ---------                                          ---------------------
Clare Bridge                          Louisville, Colorado                                December 31, 1998

Clare Bridge                          Highland Ranch, Colorado                            December 31, 1998

Sterling Cottage                      Savannah, Georgia                                   December 31, 1998

Sterling House                        Raleigh, North Carolina                             December 31, 1998

Sterling Cottage                      Raleigh, North Carolina                             December 31, 1998

Sterling House                        Hilton Head, South Carolina                         December 31, 1998

Sterling Cottage                      Hilton Head, South Carolina                         December 31, 1998

Clare Bridge                          Brandon, Florida                                    December 31, 1998

Clare Bridge                          Brick Ocean, New Jersey                               March 31, 1999

Sterling House                        Florence, New Jersey                                  March 31, 1999

Clare Bridge                          Cape Coral, Florida                                   March 31, 1999

Clare Bridge                          Scottsdale, Arizona                                   March 31, 1999

Crossings                             Scottsdale, Arizona                                   March 31, 1999

Sterling Cottage                      Bakersfield, California                               March 31, 1999

Sterling House                        Bakersfield, California                               March 31, 1999

Clare Bridge                          Tropicana, Nevada                                     March 31, 1999